UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08795

HELIOS HIGH YIELD FUND

(Exact name of registrant as specified in charter)

THREE WORLD FINANCIAL CENTER

200 VESEY STREET, 10TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Address of principal executive offices) (Zip code)

KIM G. REDDING, PRESIDENT

HELIOS HIGH YIELD FUND

THREE WORLD FINANCIAL CENTER

200 VESEY STREET, 10TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 497-3746

Date of fiscal year end: June 30

Date of reporting period: June 30, 2010

Item 1. Reports to Shareholders.

Brookfield Investment Management Inc.

Helios High Yield Fund

Brookfield

Annual Report

June 30, 2010

IN PROFILE

Brookfield Investment Management Inc. (formerly Hyperion Brookfield Asset Management, Inc.) is an SEC-registered investment advisor specializing in core fixed income, high yield, structured products (Commercial MBS, Residential MBS and ABS) as well as global REITs and listed infrastructure securities. Headquartered in New York, the firm had approximately $23 billion of assets under management* as of June 30, 2010. Brookfield Investment Management Inc. is a subsidiary of Brookfield Asset Management Inc., a global asset manager focused on property, power and other infrastructure assets with approximately $100 billion of assets under management as of June 30, 2010.

*	Includes assets managed through AMP Capital Brookfield Pty Limited.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

© Copyright 2010. Brookfield Investment Management Inc.

LETTER TO SHAREHOLDERS

Dear Shareholders,

I am pleased to provide the Annual Report for Helios High Yield Fund (the “Fund”) for the fiscal year ended June 30, 2010.

From a macro-economic perspective, the massive U.S. federal stimulus over the past 12 months produced a number of positive results. A steep yield curve and renewed access to capital markets substantially improved the profitability of large U.S. banks. Improved capital markets allowed U.S. companies to strengthen their balance sheets, therefore, creating a favorable corporate earnings’ environment. Economic signals remain mixed but the continued accommodative monetary policy of the Federal Reserve should lay the groundwork for an eventual recovery in the U.S. housing and employment markets.

From the weakest levels seen in March 2009, most sectors of the credit markets rebounded sharply throughout the close of 2009 and into 2010. Generally, investor willingness to take risk has led to improved performance in even the riskiest sectors of the fixed income markets. However, geo-political events such as instability in the Euro region, are also key to a sustained global economic recovery.

We believe the Fund is appropriately positioned to capitalize on opportunities in the current market, with exposure to a diverse portfolio of high yield corporate bonds that provides stable cash flow to support the dividend distribution. Over the long-term, we believe that this strategy should generate a stable, high level of current income for our shareholders.

In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s audited financial statements and portfolio of investments as of June 30, 2010.

We welcome your questions and comments, and encourage you to contact our Investor Relations team at (800) 497-3746 or visit us at www.brookfieldim.com for more information. Thank you for your support.

Sincerely,

Kim G. Redding

President

2010 Annual Report

HELIOS HIGH YIELD FUND

OBJECTIVE AND STRATEGY

Helios High Yield Fund (the “Fund”) (formerly, 40|86 Strategic Income Fund) seeks a primary objective of high current income. The Fund will also seek capital growth to the extent it is consistent with its primary investment objective. The Fund is a non-diversified fund that will invest primarily in high yield bonds, debentures, notes, corporate loans, convertible debentures and other debt instruments rated below-investment grade or determined by the Fund’s investment manager to be of comparable quality. The Fund may invest up to 30% of its total assets in the securities, including high yield obligations, of issuers domiciled outside of the United States. The Fund may also invest up to 10% of its total assets in securities that are the subject of bankruptcy proceedings or in default.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations, and an unanticipated default could cause the Fund to experience a reduction in the value of its shares. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to shareholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and the market value of its common shares will be more volatile, and the yield and total return to common shareholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended June 30, 2010, Helios High Yield Fund (NYSE: HHY) had a total return based on market price of 29.31%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $8.45 on June 30, 2010, the Fund’s shares had a dividend yield of 8.52%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

The table below shows the Fund’s compound returns, based on published net asset values and market prices, for the periods noted as of June 30, 2010, compared with the Fund’s benchmark Index.

Helios High Yield Fund (NYSE: HHY)	3 Months	6 Months	9 Months	12 Months
Fund — Net asset value return	(1.38)%	2.24%	6.99%	17.78%
Fund — Total return, including distributions*	6.18%	11.91%	18.04%	29.31%
Merrill Lynch U.S. High Yield Master II Index	(0.30)%	9.79%	15.07%	27.53%

*	Exclusive of brokerage commissions

Contributors of performance included Tenneco, Freescale Semiconductor and Neiman Marcus. Tenneco’s results improved as the automotive sector recovered from the low levels of production seen during the recession. Freescale Semiconductor is a technology company that benefitted from a cyclical upturn in the chip sector as sales in the smart phone, networking and automotive end markets improved. Neiman Marcus had improving results during the period as customers of this high-end retailer continued to spend.

Detractors of performance included Edgen Murray, Edison Mission and Dynegy. Edgen Murray, a drilling products distributor, suffered as low oil and gas prices and general economic weakness led its customers to slow their drilling and production activities. Despite the weaker demand, we believe the company has ample liquidity and should benefit as the economy improves and oil and gas prices move higher. Edison Mission and Dynegy are independent power producers that both suffered because of investor concerns about dark spreads (the disparity between coal and electricity prices) and financial leverage. We believe both companies have substantial liquidity to meet near-term obligations.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

As of June 30, 2010, the Fund’s leverage was 22.03% of total assets. The Fund utilizes reverse repurchase agreements to obtain its leverage which contributed to its performance over the period.

HIGH YIELD MARKET ENVIRONMENT

High Yield was one of the better performing asset classes in the 12 months ended June 30, 2010, returning 27.5%1 compared to 14.4% for the S&P 500, 21.5% for the Russell 2000 and 8.8% for the 10-Year U.S. Treasury. A key driver of the positive returns in the high yield market was the increasing ability of companies to access capital markets and thereby, manage their balance sheets. As the capital markets normalized over the past year, investors increasingly priced in lower defaults and an improving economy, resulting in significant spread tightening over the 12 months. As the fiscal year came to a close, renewed concerns about the economy caused spreads to widen from their lows as investors tried to reconcile generally good conditions for credit with the apparent risks to the global economy.

During the last 12 months, the high yield new issue market gradually opened as capital markets became more accepting of risk. By the first quarter of 2010, the high yield market was setting records for issuance, with more than $60 billion of bonds issued during the three-month period. Many bonds were used to refinance bank debt issued in 2006 and 2007 to finance leveraged buyouts. A primary concern of the high yield market has been the “mountain of maturities” many companies face between 2013 through 2015 as bonds and loans issued in the 2006 and 2007 timeframe come due. While some commentators view this as a significant risk to future returns, we view it as a “wall of worry” which may fuel a further rally in high yield as companies successfully address these concerns. The record amount of new issuance is evidence that corporate management teams and their equity sponsors are actively looking to manage their capital structures. We view the market to be in a virtuous cycle where new issuance, rather than pushing the market lower, serves to move it higher because it inherently reduces overall credit risk by extending maturities.

The level of defaults peaked in late 2009 and has fallen dramatically in 2010. The widely watched 12-month default rate was at 8.9%2 on June 30, 2009 and ended 2009 at 12.7%3, and dropped substantially to around 3%4 at the end of June 2010. Many strategists have subsequently reduced their forecast default rate for 2010, and we anticipate it will be around 2% for the year, representing sustained improvement in credit quality.

Investor appetite for risk remained robust during the last 12 months, with CCC-rated securities returning 46.3%5 compared with the overall market which was up 27.5%1. Surprisingly, upper-tier BB-rated securities rose 22.8%6 which may reflect improved performance in the Financials sector, many of which retain BB ratings.

OUTLOOK

We continue to maintain our positive view of the high yield market and are encouraged by the recent widening of yield spreads which we believe makes the market more attractive. At current yield spread levels, we believe the high yield market holds substantial value given the generally improving quality of corporate credit, particularly in light of the heavy pace of re-financing that has taken place over the past year, substantially reducing the maturity risk over the next three years. For the first time in 12 years, we are pleased to note the ratings agencies are upgrading more high yield companies than they are downgrading7. Furthermore, we believe high yield will remain attractive to yield-hungry investors in a world offering few opportunities to invest for income.

While it appears that economic growth may be slowing, it is unclear to us whether that represents the end of the inventory replenishment cycle, buyer’s caution triggered by concerns of possible sovereign defaults overseas migrating into the banking sector, or the consumer’s response to lackluster job growth. We note increasing concern in the marketplace over a “double-dip” recession. While we believe that, at worst, economic growth may slow, we are not anticipating another near-term recession. However, it is also worth highlighting the skill with which most corporate managements managed their balance sheets in the past downturn and suggest that with abundant corporate liquidity, lean production capacity and costs, and fewer near-term maturities, defaults would not rise to normal recession levels unless a severe downturn occurred. The high yield spread would likely widen from current levels, however we believe that on balance, the risk return equation favors taking risk at this point.

2010 Annual Report

HELIOS HIGH YIELD FUND

1 Merrill Lynch U.S. High Yield Master II Index.

2 JP Morgan Default Monitor, July 1, 2009.

3 Merrill Lynch, “Situation Room: High Yield in 2010: Year Ahead Outlook,” December 28, 2009 p 4.

4 JP Morgan Default Monitor, July 1, 2010.

5 Merrill Lynch U.S. High Yield CCC-Rated and Lower Index.

6 Merrill Lynch U.S. High Yield BB-Rated Index.

7 JP Morgan High Yield Market Monitor, July 1, 2010 p 15.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios High Yield Fund currently holds these securities.

The Bank of America/Merrill Lynch US High Yield Master II Index tracks the performance of U.S. dollar denominated below investment-grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment-grade rating (based on an average of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Original issue zero coupon bonds, “global” securities (debt issued simultaneously in the Eurobond and U.S. domestic bond markets), 144a securities and pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. DRD-eligible and defaulted securities are excluded from the Index.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on June 30, 2010 and subject to change based on subsequent developments.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Portfolio Characteristics (Unaudited)

June 30, 2010

PORTFOLIO STATISTICS

Annualized dividend yield[1]	8.52%

Weighted average coupon	8.07%

Weighted average life	4.55 years

Percentage of leveraged assets	22.03%

Total number of holdings	136

CREDIT QUALITY2

BBB	1%

BB	27%

B	46%

CCC	24%

Unrated	2%
Total	100%

ASSET ALLOCATION3

Investment Grade Corporate Bonds	3%

High Yield Corporate Bonds	95%

Short Term Investments	2%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the June 30, 2010 stock price.

[2]	The lower of an S&P or Moody’s rating was used. If a Moody’s rating was used, we converted such rating to a comparable S&P ratings category.

[3]	Includes only invested assets; excludes cash. Percentages are based on total investments.

2010 Annual Report

HELIOS HIGH YIELD FUND

Portfolio of Investments

June 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INVESTMENT GRADE CORPORATE BONDS – 3.3%
Consumer Non-Cyclical – 0.0%
Ahold Finance USA LLC (Cost – $500)	8.25%	07/15/10	$1	$501

Energy – 0.9%
Kerr-McGee Corp.	6.88	09/15/11	1	493
National Oilwell Varco Inc.	6.13	08/15/15	7	7,237
Williams Partners LP/Williams Partners Finance Corp. [11]	7.25	02/01/17	500	567,609

Total Energy (Cost – $507,451)				575,339

Services Cyclical – 0.0%
Allied Waste North American Inc. (Cost – $499)	5.75	02/15/11	1	512

Telecommunications – 1.6%
Qwest Corp. [11] (Cost – $971,253)	6.88	09/15/33	1,100	1,009,250

Utility – 0.8%
The Williams Companies, Inc. [11]	7.50	01/15/31	500	531,861
The Williams Companies, Inc.	8.13	03/15/12	1	541

Total Utility (Cost – $492,822)				532,402
Total INVESTMENT GRADE CORPORATE BONDS (Cost – $1,972,525)				2,118,004
HIGH YIELD CORPORATE BONDS – 122.9%
Basic Industry – 14.6%
AK Steel Corp.	7.63	05/15/20	305	295,850
Appleton Papers Inc. [1,7]	10.50	06/15/15	400	378,000
Berry Plastics Corp. [1,7]	9.50	05/15/18	180	164,700
Cascades Inc. [4]	7.75	12/15/17	175	174,125
Coleman Cable Inc. [1,7]	9.00	02/15/18	1,010	964,550
Crown Cork & Seal Co., Inc.	7.38	12/15/26	850	773,500
Georgia-Pacific LLC [11]	7.38	12/01/25	1,000	1,005,000
Millar Western Forest Products Limited [4]	7.75	11/15/13	1,000	860,000
Steel Dynamics Inc. [1,7]	7.63	03/15/20	850	845,750
Texas Industries Inc.	7.25	07/15/13	850	822,375
USG Corp. [12]	9.50	01/15/18	850	841,500
U.S. Steel Corp. [11]	7.00	02/01/18	1,000	988,750
Verso Paper Holdings LLC/Verso Paper Inc.	11.50	07/01/14	500	538,750
Westlake Chemical Corp. [11]	6.63	01/15/16	625	600,000

Total Basic Industry (Cost $9,432,334)				9,252,850

Capital Goods – 13.7%
BE Aerospace Inc. [11]	8.50	07/01/18	1,500	1,575,000
Bombardier Inc. [1,4,7]	6.75	05/01/12	1	520
CNH America LLC	7.25	01/15/16	1,000	1,002,500

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Portfolio of Investments

June 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Esterline Technologies Corp. [11]	6.63%	03/01/17	$500	$492,500
Hexion Finance Escrow LLC/Hexion Escrow Corp	8.88	02/01/18	1,000	902,500
Mueller Water Products Inc.	7.38	06/01/17	900	789,750
Owens-Illinois, Inc. [11]	7.80	05/15/18	1,000	1,041,250
RBS Global, Inc. [1,7]	8.50	05/01/18	445	431,650
Terex Corp. [11]	7.38	01/15/14	950	957,125
Terex Corp.	8.00	11/15/17	500	462,500
Trimas Corp. [1,7]	9.75	12/15/17	1,000	1,012,500

Total Capital Goods (Cost $8,730,677)				8,667,795

Consumer Cyclical – 19.0%
Ace Hardware Corp. [1,7,11]	9.13	06/01/16	850	890,375
Allison Transmission Inc. [1,7]	11.00	11/01/15	10	10,475
American Axle & Manufacturing Inc.	7.88	03/01/17	700	607,250
ArvinMeritor Inc.	8.75	03/01/12	1	528
Beazer Homes USA, Inc.	9.13	06/15/18	535	494,875
Easton-Bell Sports Inc. [1,7]	9.75	12/01/16	1,000	1,035,000
Ford Motor Co.	6.50	08/01/18	1,000	920,000
Harrahs Operating Escrow LLC/Harrahs Escrow Corp.	11.25	06/01/17	1,000	1,052,500
Levi Strauss & Co. [1,7]	7.63	05/15/20	850	833,000
Limited Brands Inc. [11]	7.60	07/15/37	1,000	915,000
MGM Mirage, Inc.	5.88	02/27/14	858	679,569
Mohegan Tribal Gaming Authority	7.13	08/15/14	1	361
Nebraska Book Company Inc.	8.63	03/15/12	500	463,750
Quicksilver Inc.	6.88	04/15/15	8	6,816
Royal Caribbean Cruises Limited [4,11]	7.25	06/15/16	500	488,750
Seneca Gaming Corp. [11]	7.25	05/01/12	1,000	977,500
Standard Pacific Corp.	8.38	05/15/18	850	807,500
Starwood Hotels & Resorts Worldwide Inc.	7.88	05/01/12	1	538
Station Casinos Inc. [5]	6.00	04/01/12	1	30
Tenneco Inc.	8.63	11/15/14	836	842,811
The Neiman Marcus Group Inc.	10.38	10/15/15	1,000	1,017,500
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	6.63	12/01/14	1	501

Total Consumer Cyclical (Cost $12,185,584)				12,044,629

Consumer Non-Cyclical – 15.1%
ACCO Brands Corp.	10.63	03/15/15	1,000	1,085,000
Avis Budget Car Rental [1,7]	9.63	03/15/18	1,000	1,010,000
B&G Foods, Inc.	7.63	01/15/18	1,000	1,005,000
Bumble Bee Foods LLC [1,7]	7.75	12/15/15	1,000	1,006,250
Davita Inc.	6.63	03/15/13	6	5,842
Davita Inc.	7.25	03/15/15	455	455,000
Deluxe Corp. [11]	7.38	06/01/15	1,000	992,500
Health Management Associates Inc. [11]	6.13	04/15/16	500	473,750
Res-Care Inc.	7.75	10/15/13	1,000	985,000
Rite-Aid Corp.	8.63	03/01/15	925	753,875

See Notes to Portfolio of Investments and Notes to Financial Statements.

2010 Annual Report

HELIOS HIGH YIELD FUND

Portfolio of Investments

June 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Senior Housing Properties Trust [11]	8.63%	01/15/12	$750	$776,250
SUPERVALU Inc.	8.00	05/01/16	1,000	990,000

Total Consumer Non-Cyclical (Cost $9,617,340)				9,538,467

Energy – 19.6%
Arch Coal Inc [1,7,11]	8.75	08/01/16	1,000	1,042,500
Chesapeake Energy Corp. [11]	6.63	01/15/16	950	965,437
Chesapeake Energy Corp.	6.88	11/15/20	850	857,437
Crosstex Energy LP/Crosstex Energy Finance Corp	8.88	02/15/18	800	799,000
Edgen Murray Corp. [1,7]	12.25	01/15/15	800	676,000
El Paso Corp. [11]	7.00	06/15/17	1,000	994,369
Encore Acquisitions Co. [13]	6.00	07/15/15	1	500
Frontier Oil Corp.	8.50	09/15/16	850	860,625
Hercules Offshore LLC [1,7]	10.50	10/15/17	425	377,187
Hilcorp Energy I LP/Hilcorp Finance Co. [1,7]	8.00	02/15/20	850	839,375
International Coal Group Inc.	9.13	04/01/18	1,000	1,000,000
Linn Energy LLC/Linn Energy Finance Corp. [1,7]	8.63	04/15/20	190	194,513
McJunkin Red Man Corp. [1,7]	9.50	12/15/16	1,000	970,000
Newfield Exploration Co.	6.88	02/01/20	850	824,500
Niska Gas Storage US LLC/Niska Gas Storage Canada LLC [1,7]	8.88	03/15/18	1,000	1,015,000
Pioneer Natural Resources Co. [11]	5.88	07/15/16	500	499,489
Range Resources Corp. [11]	7.50	05/15/16	450	453,938

Total Energy (Cost $12,578,725)				12,369,870

Finance & Investment – 1.2%
FMC Finance III SA 4,11	6.88	07/15/17	500	505,000
Ford Motor Credit Company LLC.	7.00	10/01/13	1	510
Ginn-LA CS Borrower LLC [1,2,5,6,7,9]	0.00	06/08/12	500	2,500
GMAC LLC	6.75	12/01/14	8	7,251
Trains HY-1-2006 [1,2,7]	7.12	05/01/16	218	213,835

Total Finance & Investment (Cost $1,216,428)				729,096

Industrials – 1.4%
Solo Cup Co./Solo Cup Operating Corp. (Cost – $885,063)	10.50	11/01/13	850	878,688

Media – 9.4%
Cablevision Systems Corp. [1,7,11]	8.63	09/15/17	1,000	1,020,000
CCO Holdings LLC/CCO Corp. [1,7,11]	8.13	04/30/20	335	342,538
Charter Communications Operating LLC [1,7,8]	8.00	04/30/12	8	7,800
CSC Holdings Inc	7.63	04/01/11	1	513
Insight Communications, Inc. [1,7]	9.38	07/15/18	305	305,000
Lamar Media Corp.	6.63	08/15/15	1,000	957,500
Lamar Media Corp. [1,7]	7.88	04/15/18	250	249,375
Liberty Media LLC	5.70	05/15/13	1	511
LIN Television Corp.	6.50	05/15/13	500	480,000
Mediacom LLC/Mediacom Capital Corp.	9.13	08/15/19	850	820,250

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Portfolio of Investments

June 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Nielsen Finance LLC/Nielsen Finance Co.	10.00%	08/01/14	$500	$511,250
Nielsen Finance LLC/Nielsen Finance Co. [3]	0.00/12.50	08/01/16	250	238,125
Virgin Media Finance PLC [4]	9.13	08/15/16	1,000	1,035,000

Total Media (Cost $5,990,547)				5,967,862

Services Cyclical – 9.7%
AMC Entertainment Inc.	8.75	06/01/19	1,000	1,005,000
ARAMARK Corp.	8.50	02/01/15	1,000	1,010,000
FTI Consulting Inc. [11]	7.75	10/01/16	500	505,000
Iron Mountain Inc. [11]	8.38	08/15/21	1,000	1,020,000
Iron Mountain Inc. [11]	8.75	07/15/18	500	516,250
Maxim Crane Works L.P. [1,7]	12.25	04/15/15	600	587,250
RSC Equipment Rental, Inc./RSC Holdings III, LLC [1,7]	10.25	11/15/19	500	505,000
Sealy Mattress Co.	8.25	06/15/14	1	501
United Rentals North America, Inc.	9.25	12/15/19	1,000	1,007,500

Total Services Cyclical (Cost $6,233,214)				6,156,501

Services Non-Cyclical – 3.2%
HCA Inc.[11]	9.25	11/15/16	1,000	1,060,000
Service Corp. International [11]	6.75	04/01/16	975	967,687

Total Services Non-Cyclical (Cost $1,991,219)				2,027,687

Technology & Electronics – 2.2%
First Data Corp.	9.88	09/24/15	1,125	855,000
Freescale Semiconductor, Inc. [1,7]	9.25	04/15/18	505	498,687
Unisys Corp.	8.00	10/15/12	8	7,538

Total Technology & Electronics (Cost $1,573,664)				1,361,225

Telecommunications – 8.7%
Cincinnati Bell Inc.	8.75	03/15/18	800	726,000
Citizens Communications Corp.	6.25	01/15/13	1	501
Citizens Utility Corp. [11]	7.13	03/15/19	1,250	1,156,250
Global Crossing Limited [1,4,7]	12.00	09/15/15	1,000	1,060,000
Intelsat Jackson Holdings Limited [4]	11.25	06/15/16	750	798,750
PAETEC Holding Corp.	9.50	07/15/15	1,000	972,500
Windstream Corp.	7.00	03/15/19	850	784,125

Total Telecommunications (Cost $5,575,927)				5,498,126

Utility – 5.1%
Dynegy Holdings Inc.	7.75	06/01/19	850	587,562
Edison Mission Energy	7.00	05/15/17	850	544,000
Midwest Generation LLC [11]	8.56	01/02/16	609	601,662
NRG Energy Inc.	8.50	06/15/19	850	863,812
Texas Competitive Electric Holdings LLC [1,6,7]	3.85	10/10/14	38	27,897
Texas Competitive Electric Holdings LLC [1,6,7]	3.87	10/10/14	168	124,123

See Notes to Portfolio of Investments and Notes to Financial Statements.

2010 Annual Report

HELIOS HIGH YIELD FUND

Portfolio of Investments

June 30, 2010

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Texas Competitive Electric Holdings LLC [1,6,7]	4.03%	10/10/14	$2	$1,704
Texas Competitive Electric Holdings LLC [1,6,7]	4.07	10/10/14	241	177,637
Texas Competitive Electric Holdings LLC	10.25	11/01/15	450	297,000

Total Utility (Cost $3,518,360)				3,225,397
Total HIGH YIELD CORPORATE BONDS (Cost $79,529,082)				77,718,193

			Shares	Value (Note 2)
COMMON STOCK – 0.0%
Consumer Non-Cyclical – 0.0%
Dex One Corp. (Cost – $19,638)			65	$1,235
PREFERRED STOCK – 0.4%
Finance & Investment – 0.4%
JPMorgan Chase & Co. [2,10,11] (Cost $246,917)			250	257,683

	Interest Rate		Shares	Value (Note 2)
SHORT TERM INVESTMENT – 2.4%
AIM Liquid Assets, Institutional Class [2] (Cost $1,505,214)	0.19%		1,505,214	$1,505,214
Total Investments – 129.0% (Cost $83,273,376)				81,600,329
Liabilities in Excess of Other Assets – (29.0)%				(18,337,397)

TOTAL NET ASSETS – 100.0%				$63,262,932

See Notes to Portfolio of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Portfolio of Investments

June 30, 2010

The following notes should be read in conjunction with the accompanying Portfolio of Investments.

1	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2010, the total value of all such investments was $18,820,691 or 29.75% of net assets.
2	—	Variable Rate Security – Interest rate shown is the rate in effect as of June 30, 2010.
3	—	Security is a “step-up” bond where the coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
4	—	Foreign security or a U.S. security of a foreign company.
5	—	Issuer is currently in default on its regularly scheduled interest payment.
6	—	Term loan.
7	—	Private Placement.
8	—	Company filed for Chapter 11 bankruptcy protection and has defaulted on regularly scheduled interest payments on subordinated debt. The Fund owns senior debt issued by this company that continues to receive income payments.
9	—	Restricted Illiquid Security – Security is not actively traded and would be difficult to sell in a current sale thus causing it to be not readily convertible into cash. The security was acquired on June 6, 2006 at a cost of $500,000 and the market value comprises 0.00% of the net assets at June 30, 2010.
10	—	Dividends (if declared) are to be paid semi-annually from October 30, 2008 to October 30, 2017 at a rate of 7.90%. Beginning April 30, 2018, dividends (if declared) are to be paid quarterly at a floating rate of LIBOR plus 3.47%. Dividends will not be cumulative.
11	—	Portion or entire principal amount delivered as collateral for reverse repurchase agreement.
12	—	Security is a “step-up” bond where the coupon increases or steps up at a predetermined date. At that date, the coupon increases to LIBOR plus a predetermined margin.
13	—	Security is valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of June 30, 2010, the total value of all such securities was $500 or 0.00% of net assets.

See Notes to Financial Statements.

2010 Annual Report

HELIOS HIGH YIELD FUND

Statement of Assets and Liabilities

June 30, 2010

Assets:
Investments in securities, at value (Note 2)	$80,095,115
Investment in short term securities, at value	1,505,214

Total investments	81,600,329
Cash held as margin requirements for reverse repurchase agreements	277,000
Interest receivable	1,784,303
Receivable for investments sold	1,061,066
Prepaid expenses	5,974

Total assets	84,728,672

Liabilities:
Reverse repurchase agreements (Note 7)	18,662,013
Interest payable for reverse repurchase agreements (Note 7)	25,108
Payable for investments purchased	2,616,054
Investment advisory fee payable (Note 4)	47,002
Accrued expenses and other liabilities	115,563

Total liabilities	21,465,740

Net Assets	$63,262,932

Composition of Net Assets:
Capital stock ($0.001 par value, unlimited shares of beneficial interest authorized) (Note 8)	$6,840
Additional paid-in capital (Note 8)	79,502,775
Undistributed net investment income	499,582
Accumulated net realized loss on investment transactions	(15,073,218)
Net unrealized depreciation on investments	(1,673,047)

Net assets applicable to capital stock outstanding	$63,262,932

Total investments at cost	$83,273,376

Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	6,839,661
Net asset value per share	$9.25

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Statement of Operations

For the Fiscal Year Ended June 30, 2010

Investment Income (Note 2):
Interest	$5,700,246

Expenses:
Investment advisory fees (Note 4)	514,370
Fund accounting servicing fees (Note 5)	96,345
Legal fees	87,053
Reports to shareholders	79,075
Trustees’ fees	71,769
Shareholder service fees (Note 4)	70,264
Insurance	62,111
Audit and tax services	42,037
Registration fees	30,423
Transfer agent fees	21,290
Custodian	7,904

Total operating expenses	1,082,641
Interest expense on reverse repurchase agreements (Note 7)	70,438

Total expenses	1,153,079
Less expenses waived by the investment advisor (Note 4)	(56,211)

Net expenses	1,096,868

Net investment income	4,603,378

Net Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized loss on investment transactions	(623,023)
Net change in unrealized depreciation on investment transactions	6,049,379

Net realized and unrealized gain on investment transactions	5,426,356

Net increase in net assets resulting from operations	$10,029,734

See Notes to Financial Statements.

2010 Annual Report

HELIOS HIGH YIELD FUND

Statement of Changes in Net Assets

For the Fiscal Year Ended June 30,

	2010	2009
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$4,603,378	$4,522,832
Net realized loss on investment transactions and futures transactions	(623,023)	(7,901,958)
Net change in unrealized appreciation (depreciation) on investments	6,049,379	(1,855,236)

Net increase (decrease) in net assets resulting from operations	10,029,734	(5,234,362)

Distributions to Shareholders (Note 2):
Net investment income	(3,816,530)	(4,488,276)
Return of capital	—	(122,681)

Total distributions paid	(3,816,530)	(4,610,957)

Total increase (decrease) in net assets	6,213,204	(9,845,319)

Net Assets:
Beginning of year	57,049,728	66,895,047

End of year	$63,262,932	$57,049,728

(including undistributed (distribution in excess of) net investment income of)	$499,582	$(287,266)

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Statement of Cash Flows

For the Fiscal Year Ended June 30, 2010

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$10,029,734
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(74,538,817)
Proceeds from disposition of long-term portfolio investments	53,389,560
Sales of short-term portfolio investments, net	1,027,789
Increase in interest receivable	(669,396)
Increase in receivable for investments sold	(494,379)
Increase in prepaid expenses	(5,425)
Decrease in distribution payable	(287,266)
Increase in payable for investments purchased	2,595,839
Increase in interest payable for reverse repurchase agreements	25,108
Decrease in other payables	(9,053)
Increase in investment advisory fee payable	14,238
Decrease in accrued expenses and other liabilities	(15,991)
Net amortization on investments	(204,068)
Unrealized appreciation on investments	(6,049,379)
Net realized loss on investment transactions	623,023

Net cash used for operating activities	(14,568,483)

Cash flows provided by for financing activities:
Net cash provided by reverse repurchase agreements	18,662,013
Dividends paid to shareholders	(3,816,530)

Net cash provided by financing activities	14,845,483

Net increase in cash	277,000
Cash at beginning of year	—

Cash at end of year	$277,000

Supplemental Disclosure of Cash Flow Information:

Interest payments for the year ended June 30, 2010, totaled $45,330.

Cash at the end of the year includes $277,000 held as margin requirements for reverse repurchase agreements.

See Notes to Financial Statements.

2010 Annual Report

HELIOS HIGH YIELD FUND

Financial Highlights

	For the Fiscal Year Ended June 30,
	2010	2009	2008	2007	2006
Per Share Operating Performance:
Net asset value, beginning of year	$8.34	$9.78	$10.94	$10.46	$11.23

Net investment income	0.67 [1]	0.67 [1]	0.78 [1]	0.76 [1]	0.83 [1]
Net realized and unrealized gain (loss) on investment transactions	0.80	(1.44)	(1.15)	0.47	(0.75)

Net increase (decrease) in net asset value resulting from operations	1.47	(0.77)	(0.37)	1.23	0.08

Dividends from net investment income	(0.56)	(0.65)	(0.79)	(0.75)	(0.85)
Return of capital distributions	—	(0.02)	—	—	—

Total dividends and distributions paid	(0.56)	(0.67)	(0.79)	(0.75)	(0.85)

Net asset value, end of year	$9.25	$8.34	$9.78	$10.94	$10.46

Market price, end of year	$8.45	$7.01	$8.49	$9.90	$9.04

Total Investment Return†	29.31%	(8.56)%	(6.25)%	18.19%	(2.46)%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$63,263	$57,050	$66,895	$74,858	$71,542
Operating expenses	1.72%	2.08%	1.78%	1.77%	2.00%
Interest expense[3]	0.11%	0.30%	1.47%	2.22%	2.15%
Total expenses	1.83%[2]	2.38%[2]	3.25%[2]	3.99%[2]	4.15%[2]
Net expenses, including fee waivers and reimbursement and excluding interest expense	1.63%	1.77%	1.54%	1.52%	1.89%
Net investment income	7.33%	8.23%	7.54%	6.93%	7.61%
Net investment income, excluding the effect of waivers and reimbursement[3]	7.24%	7.92%	7.30%	6.68%	7.50%
Portfolio turnover rate	67%	20%	33%	54%	46%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Per share amounts presented are based on an average of monthly shares outstanding throughout the period indicated.

[2]	The Fund’s Shareholder Servicing Agent and Former Investment Advisor contractually agreed to waive their respective fees as discussed in Note 4.

[3]

Certain reclassifications have been made to the financial highlights for the fiscal years ended June 30, 2006 through June 30, 2009 to conform to the presentation followed in the preparation of the financial highlights for the fiscal year ended June 30, 2010.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Financial Statements

June 30, 2010

1. The Fund

Helios High Yield Fund (the “Fund”) (formerly 40|86 Strategic Income Fund) was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 2, 1998, and commenced operations on July 31, 1998. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company with its own investment objective.

Effective August 26, 2009, Brookfield Investment Management Inc. (the “Advisor”) (formerly Hyperion Brookfield Asset Management, Inc.), a wholly-owned subsidiary of Brookfield Asset Management Inc., and a registered investment advisor under the Investment Advisers Act of 1940, as amended, became the investment advisor to the Fund. Prior to August 26, 2009, 40|86 Advisors, Inc. (the “Former Advisor”) served as the investment advisor to the Fund. On August 25, 2009, shareholders of the Fund approved, via proxy vote, the selection of the Advisor as the new investment advisor to the Fund and elected a new Board of Trustees (the “Board” or “Trustees”) of the Fund.

The Fund’s primary investment objective is to seek a high level of current income with capital growth as a secondary investment objective.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Debt securities, including U. S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or, if not valued by an independent pricing service, using prices obtained from at least two active and reliable market makers in any such security. A security may, however, be priced using a quote obtained from a single active market maker if it is not reasonably possible to obtain two quotes. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Advisor’s Valuation Committee, does not represent fair value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last quoted price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee using procedures established by and under the supervision of, the Fund’s Board of Trustees. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service, is inaccurate.

2010 Annual Report

HELIOS HIGH YIELD FUND

Notes to Financial Statements

June 30, 2010

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider, among other things, the following guidelines, as appropriate: (1) evaluation of all relevant factors, including, but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 -	quoted prices in active markets for identical investments
•	Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Common Stocks	Preferred Stocks	Short Term Investments	Total
Level 1 — Quoted Prices	$—	$305,000	$1,235	$—	$1,505,214	$1,811,449
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	2,118,004	49,420,261	—	257,683	—	51,795,948
Level 3 — Significant Unobservable Inputs	—	27,992,932	—	—	—	27,992,932

Total	$2,118,004	$77,718,193	$1,235	$257,683	$1,505,214	$81,600,329

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Financial Statements

June 30, 2010

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Common Stocks	Preferred Stocks	Short Term Investments	Total
Balance as of June 30, 2009	$—	$—	$—	$—	$—	$—
Accrued Discounts	—	42,502	—	—	—	42,502
Change in Unrealized Depreciation	—	(658,248)	—	—	—	(658,248)
Net Purchases (Sales)	—	25,041,805	—	—	—	25,041,805
Net transfers in/out to Level 3*	—	3,566,873	—	—	—	3,566,873

Balance as of June 30, 2010	$—	$27,992,932	$—	$—	$—	$27,992,932

Change in unrealized gains or losses relating to assets still held at reporting date	$—	$(658,248)	$—	$—	$—	$(658,248)

*	Transfers into Level 3 result from the Advisor’s methodology for assigning levels based on the observability of the inputs used to value the Fund’s portfolio securities.

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year. As of June 30, 2010, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of June 30, 2010, open tax years consisted of the taxable years ended June 30, 2007 through June 30, 2010. No examination of the Fund’s tax returns is currently in progress.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Advisor are allocated among the respective investment companies, including the Fund, based upon relative net assets.

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. All shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes

2010 Annual Report

HELIOS HIGH YIELD FUND

Notes to Financial Statements

June 30, 2010

in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

When-Issued Purchases and Forward Commitments: The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transactions and thereafter reflect the values of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, the Advisor will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities identified as collateral by the Advisor and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of the right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statement of Assets and Liabilities, and does not include short-term investments. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

3. Risks of Investing in Below-Investment Grade Securities

The Fund has investments in below-investment grade debt securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Notes to Financial Statements

June 30, 2010

protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.

4. Investment Advisory Agreements and Affiliated Transactions

Effective August 26, 2009, the Fund entered into an Investment Management and Administration Agreement (the “Advisory Agreement”) with the Advisor under which the Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreement. The Advisory Agreement also provides that the Fund shall pay the Advisor a monthly fee for its services at the annual rate of 0.70% of the Fund’s average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The Advisory Agreement will remain in effect until August 26, 2011 and will continue in effect thereafter for successive annual periods so long as such continuance is approved at least annually (i) by the vote of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of the Fund or by the Fund’s Board of Trustees, and (ii) in either event, by the vote of a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, of the Fund, cast in-person at a meeting called for the purpose of voting on such approval.

Under an “Expense Limitation Agreement,” the Advisor has contractually agreed to waive a portion of its investment advisory fee and/or reimburse the Fund for its expenses to the extent necessary to ensure the Fund’s annual operating expenses (excluding brokerage, interest, taxes, acquired Fund fees and expenses, and extraordinary expenses) do not exceed 1.65% of the average annual value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) of the Fund. The Expense Limitation Agreement became effective as of August 26, 2009 and will remain in effect until August 26, 2011, and shall continue thereafter indefinitely, unless sooner terminated by the Board of Trustees of the Fund, or the Advisor, upon sixty (60) days written notice to the other party. The Advisor retains its right to receive reimbursement of any payments made by it, or to recoup any fees waived by it, pursuant to the Expense Limitation Agreement during the prior three fiscal years, provided that after giving effect to such repayment or recoupment, such adjusted total annual operating expenses (expressed as a percentage of average total assets) for the Fund would not exceed the expense limitation amount.

During the period between August 26, 2009 and June 30, 2010, the Advisor earned $429,387 in investment advisory fees under the Advisory Agreement. Further, under the Expense Limitation Agreement, the Advisor was not required to waive its investment advisory fees and/or reimburse certain expenses of the Fund during the period.

Prior to August 26, 2009, the Fund was party to an Investment Management and Administration Agreement (the “Prior Advisory Agreement”) with the Former Advisor, dated July 27, 1998. Under the terms of the Prior Advisory Agreement, the Former Advisor was entitled to receive a monthly fee at the annual rate of 0.90% of the Fund’s

2010 Annual Report

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Notes to Financial Statements

June 30, 2010

average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). In addition, the Former Advisor had contractually agreed to waive .20% of its advisory fee under an agreement that expired on June 30, 2009. For the period July 1, 2009 through August 25, 2009, the Former Advisor earned $84,983 in investment advisory fees.

Effective August 26, 2009, the Fund entered into a Shareholder Servicing Agreement with the Advisor to act as the shareholder servicing agent to the Fund. As compensation for its services, the Fund has agreed to pay the Advisor a fee computed weekly and payable monthly at an annualized rate of 0.10% of the Fund’s average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). During the period from August 26, 2009 through August 26, 2011, the Advisor has contractually agreed to reduce the shareholder servicing fees with respect to the Fund to an annualized rate of 0.02% of the Fund’s average weekly value of the total assets of the Fund minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage). During the period between August 26, 2009 through June 30, 2010, the Advisor earned $61,201 of which $48,961 was waived.

Prior to August 26, 2009, Conseco Services, LLC (“Conseco”), provided shareholder servicing services to the Fund. Under the terms of its arrangement with Conseco, the Fund was charged an annual fee of 0.10% based on a percentage of the Fund’s average daily total assets minus the sum of accrued liabilities (other than debt entered into for purposes of leverage). Conseco contractually agreed to waive its shareholder servicing fee to an annualized rate of 0.02% through June 30, 2009. Effective July 1, 2009, Conseco voluntarily agreed to waive its shareholder servicing fee to an annualized rate of 0.02%. During the period between July 1, 2009 through August 25, 2009, Conseco earned $9,063 in shareholder servicing fees of which $7,250 was waived.

Certain officers and/or Trustees of the Fund are officers and/or directors of the Advisor.

5. Service Agreements

In addition to the services provided by the Advisor, that are discussed in Note 4 above, effective July 1, 2009, the Fund entered into a Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC (“USBFS”). For its services, USBFS receives a monthly fee equal to an annual rate of 0.10% of the first $100 million of average daily net assets; 0.08% of the next $200 million of average daily net assets; and 0.04% of average daily net assets in excess of $300 million, subject to a minimum annual fee of $80,000 plus certain out of pocket expenses. For the year ended June 30, 2010, USBFS earned $96,345 in fund accounting servicing fees.

Effective July 1, 2009, the Fund has entered into a Closed-End Fund Custody Agreement with U.S. Bank, N.A. (“USB”). For its services, USB receives a monthly fee equal to an annual rate of 0.004% of the average daily market value of the Fund’s assets plus portfolio transaction fees, subject to a minimum annual fee of $6,000. For the year ended June 30, 2010, USB earned $7,904 in custody services fees.

The Fund has contracted for transfer agency and certain shareholder services, including the administration of the Fund’s Automatic Dividend Reinvestment Plan with Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (collectively, the “Transfer Agent”). For the year ended June 30, 2010, the Transfer Agent earned $21,290 in transfer agency and registrar fees.

6. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities and U.S. Government securities, for the year ended June 30, 2010, were $74,538,817 and $53,389,560, respectively. For the year ended June 30, 2010, there were no transactions in U.S. Government securities.

7. Borrowings

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse

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Notes to Financial Statements

June 30, 2010

repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest).

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At June 30, 2010, the Fund had the following reverse repurchase agreements outstanding:

Face Value	Description	Maturity Amount
$690,625	Barclays Bank PLC, 0.80%, dated 05/11/10, maturity date 07/13/10	$691,592
1,171,250	Barclays Bank PLC, 1.00%, dated 05/11/10, maturity date 07/13/10	1,173,300
3,217,550	JPMorgan Chase, 1.00%, dated 05/11/10, maturity date 07/13/10	3,223,181
6,444,463	Barclays Bank PLC, 1.05%, dated 05/11/10, maturity date 07/13/10	6,456,304
785,000	Barclays Bank PLC, 1.00%, dated 05/17/10, maturity date 07/14/10	786,265
834,812	Barclays Bank PLC, 1.00%, dated 05/18/10, maturity date 07/14/10	836,134
362,250	JPMorgan Chase, 1.00%, dated 05/18/10, maturity date 07/14/10	362,824
889,625	Barclays Bank PLC, 1.00%, dated 05/18/10, maturity date 07/15/10	891,625
460,000	Barclays Bank PLC, 1.00%, dated 05/19/10, maturity date 07/14/10	460,716
883,750	Barclays Bank PLC, 1.00%, dated 05/20/10, maturity date 07/14/10	885,100
360,500	JPMorgan Chase, 1.00%, dated 05/20/10, maturity date 07/14/10	361,051
2,562,188	Barclays Bank PLC, 1.00%, dated 05/20/10, maturity date 07/15/10	2,566,173

$18,662,013	Maturity Amount, Including Interest Payable	$18,694,265

	Market Value of Assets Sold Under Agreements	$23,145,398

	Weighted Average Interest Rate	1.01%

The average daily balances of the Fund’s reverse repurchase agreements outstanding during the year ended June 30, 2010, was approximately $7,747,578, with a weighted average interest rate of 0.91%.

The maximum amount of the Fund’s reverse repurchase agreements outstanding at any time during the fiscal year ended June 30, 2010 was $21,407,655, which was 24.42% of the Fund’s total assets.

8. Shares of Beneficial Interest

The Fund is authorized to issue an unlimited number of shares with a par value of $0.001 per share. The Fund’s Board of Trustees in their discretion may, from time to time without the vote of the Fund’s shareholders, issue shares, in addition to the then issued and outstanding shares and shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times and on such terms as the Trustees may deem best, subject to the provisions of the 1940 Act, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities) and businesses. Shares of the Fund do not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights. Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote, except that shares held in the treasury of the Fund as of the record date, as determined in accordance with the By-Laws of the Fund, shall not be voted. There is no cumulative voting in the election of Trustees. The Fund has no present intentions of offering additional shares, except in accordance with the Fund’s Automatic Dividend Reinvestment Plan.

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HELIOS HIGH YIELD FUND

Notes to Financial Statements

June 30, 2010

9. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. During the fiscal year ended June 30, 2010, the tax character of the $4,103,796 of distributions paid was all from ordinary income. Total ordinary income distributions paid may differ from amounts shown in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

During the fiscal year ended June 30, 2009, the tax character of the $4,953,624 of distributions paid was $4,830,943 from ordinary income and $122,681 from return of capital.

At June 30, 2010, the Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Undistributed ordinary income	$499,582
Capital loss carryforward[1,2]	(14,672,150)
Post-October losses[2]	(399,851)
Unrealized depreciation	(1,674,264)

$(16,246,683)

[1]	To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

[2]

Capital losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. Capital losses can be carried forward for a period of eight years.

As of June 30, 2010, the Fund’s capital loss carryforwards were as follows:

Amount	Expiring In:
$4,473,915	2011
475,628	2016
6,504,936	2017
3,217,671	2018

Federal Income Tax Basis: The federal income tax basis of the Fund’s investments at June 30, 2010 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$83,274,593	$769,624	$(2,443,888)	$(1,674,264)

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales and reclassifications. Permanent book and tax differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year-end is distributed in the following year.

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HELIOS HIGH YIELD FUND

Notes to Financial Statements

June 30, 2010

At June 30, 2010, the Fund’s components of net assets were increased or (decreased) by the amounts shown in the table below. These adjustments were the result of the reclassification related to the expiration of the capital loss carryforward in 2010. These adjustments had no effect on net assets or NAV per share.

Accumulated Net Realized Loss on Investments	Paid-In Capital
$5,367,863	$(5,367,863)

10. Indemnification

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time.

11. New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosures and requires additional disclosures regarding fair value measurements. Effective for interim and annual periods beginning after December 15, 2009, entities will be required to disclose significant transfers into and out of Level 1 and 2 measurements in the fair value hierarchy and the reasons for those transfers. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

12. Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Dividend: The Fund’s Board of Trustees declared the following monthly dividends:

Dividend Per Share	Record Date	Payable Date
$0.060	07/23/10	07/29/10
$0.065	08/20/10	08/26/10

Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items herein, there are no events that require recognition or disclosure in the financial statements.

13. Change of Independent Registered Public Accounting Firm

On August 28, 2009, the Board of Trustees determined not to retain PricewaterhouseCoopers LLP (“PwC”) as the Fund’s Independent Registered Public Accounting Firm. The Audit Committee of the Fund then submitted a recommendation to the Board of Trustees to engage BBD, LLP (“BBD”) as the Fund’s Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2010. During the two most recent fiscal years and

2010 Annual Report

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Notes to Financial Statements

June 30, 2010

through August 28, 2009, the date the Board of Trustees notified PwC of their decision not to retain them as the Fund’s auditor, PwC’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and PwC on accounting principles, financial statement disclosure or audit scope, which, if not resolved to the satisfaction of PwC, would have caused them to make reference to the disagreement in their reports.

During the two most recent fiscal years and through August 28, 2009, the date the Board of Trustees approved BBD as the Fund’s auditor, the Fund did not consult BBD regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, or (2) any matter that was either the subject of a disagreement or a reportable event, as such terms are defined in Item 304 of Regulation S-K.

The Fund provided PwC with a copy of these disclosures and PwC furnished the Fund with a letter addressed to the commission stating it agrees with the statements made by the Fund herein.

Brookfield Investment Management Inc.

HELIOS HIGH YIELD FUND

Report of Independent Registered Public Accounting Firm

June 30, 2010

To the Shareholders and Board of Trustees of

Helios High Yield Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Helios High Yield Fund (formerly 40/86 Strategic Income Fund) as of June 30, 2010, and the related statements of operations, changes in net assets and cash flows and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 2009 and the financial highlights for each of the years in the four-year period ended June 30, 2009, have been audited by other auditors, whose report dated August 17, 2009 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Helios High Yield Fund as of June 30, 2010, the results of its operations, changes in its net assets, its cash flows and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 26, 2010

2010 Annual Report

HELIOS HIGH YIELD FUND

Tax Information (Unaudited)

June 30, 2010

For the fiscal year ended June 30, 2010, 0.0% of the distributions to shareholders declared from net investment income for the Helios High Yield Fund was reclassified as return of capital.

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HELIOS HIGH YIELD FUND

Compliance Certifications (Unaudited)

June 30, 2010

On December 10, 2009, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Funds of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

2010 Annual Report

HELIOS HIGH YIELD FUND

Information Concerning Trustees and Officers (Unaudited)

The following tables provide information concerning the trustees and officers of Helios High Yield Fund (“HHY”).

Trustees of the Fund

Name, Address and Age	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Disinterested Trustees
Class I Trustees to serve until 2012 Annual Meeting of Shareholders:

Robert F. Birch c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 74	Trustee since August 2009, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (1998-Present); President and Director of New America High Income Fund (1992-Present); Director of Brandywine Funds (3) (2001-2008).	8

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 63	Trustee since August 2009, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (2006-Present); Director of Brandywine Funds (2003-Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	8

Disinterested Trustees
Class II Trustee to serve until 2010 Annual Meeting of Shareholders:

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 67	Chairman elected August 2009 Trustee since August 2009, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Elected for Three Year Term	Chairman (since 2003) and Director/Trustee of several investment companies advised by the Advisor (1989-Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005-2010); Chairman of the Board (2005-2010); Interim President and Chief Executive Officer of Crystal River Capital, Inc. (2009-Present); Director of Celgene Corporation (2006-Present); Director of Student Loan Corporation (2005-Present); Director of Apex Silver Mines Limited (2007-2009); General Partner of Resource Capital II and III CIP L.P. (1998-2006); Co-founder, Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-Present); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee of Columbia Atlantic Funds (2007-Present).	8

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HELIOS HIGH YIELD FUND

Information Concerning Trustees and Officers (Unaudited)

Trustees of the Fund (continued)

Name, Address and Age	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Diana H. Hamilton c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 54	Trustee since 2004 Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (August 2009-Present); President, Sycamore Advisors, LLC, a municipal finance advisory firm (2004-Present).	5

Disinterested Trustee
Class III Trustee to serve until 2011 Annual Meeting of Shareholders:

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, 10 th Floor, New York, New York 10281-1010 Age 63	Trustee since August 2009, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director/Trustee of several investment companies advised by the Advisor (2005-Present); Director of Crystal River Capital, Inc. (2005-2010); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-Present); Employee of Arthur Andersen LLP (2002-Present).	8

2010 Annual Report

HELIOS HIGH YIELD FUND

Information Concerning Trustees and Officers (Unaudited)

Officers of the Fund

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Kim G. Redding* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 55	President[1]	Elected Annually Since February 2010	President of several investment companies advised by the Advisor (February 2010-Present); Chief Executive Officer and Chief Investment Officer of the Advisor (February 2010-Present); Co-Chief Executive Officer and Chief Investment Officer of the Advisor (October 2009-February 2010); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009).

Dana E. Erikson* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 45	Vice President	Elected Annually Since August 2009	Senior Portfolio Manager/Managing Director of the Advisor (2006-Present); Senior Portfolio Manager/Managing Director of Evergreen Investment Management Company, LLC (1996-2006).

Steven M. Pires* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 53	Treasurer	Elected Annually Since August 2009	Treasurer of several investment companies advised by the Advisor (April 2009-Present); Vice President of Brookfield Operations and Management Services LLC (2008-Present); Assistant Vice President of Managers Investment Group LLC (2004-2008).

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 41	Secretary	Elected Annually Since August 2009	Managing Director (2010-Present), Director (2006-2010), General Counsel and Secretary of the Advisor (2006-Present); Vice President and General Counsel (2006-2010) and Secretary (2007-2010) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Advisor (2006-Present); Attorney at Paul, Hastings, Janofsky & Walker LLP (1998-2006).

Seth Gelman* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 35	Chief Compliance Officer (“CCO”)	Elected Annually Since August 2009	CCO of several investment companies advised by the Advisor (May 2009-Present); Director and CCO of the Advisor (May 2009- Present); Vice President, Oppenheimer Funds, Inc. (2004-May 2009).

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Information Concerning Trustees and Officers (Unaudited)

Officers of the Fund (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Lily Tjioe* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 32	Assistant Secretary	Elected Annually Since September 2009	Assistant Secretary of several investment companies advised by the Advisor (September 2009-Present); Interim CCO of several investment companies advised by the Advisor (March 2009-May 2009); Vice President (2010-Present); Assistant Vice President (2009-2010) and Associate (2007-2009) of the Advisor; Juris Doctor, Boston University School of Law (2004-2007).

*

Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Advisor of the Helios High Yield Fund.

[1]	John J. Feeney, Jr. served as the Fund’s President from August 2009 to February 2010.

The Fund’s Statement of Additional Information includes additional information about the trustees and is available, without charge, upon request by calling 1-800-497-3746.

2010 Annual Report

HELIOS HIGH YIELD FUND

Dividend Reinvestment Plan

A Dividend Reinvestment Plan (the “Plan”) is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (together, the “Plan Agent”) in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Trustees precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

Brookfield Investment Management Inc.

CORPORATE INFORMATION

Investment Advisor and Administrator

Brookfield Investment Management Inc.

Three World Financial Center

200 Vesey Street, 10th Floor

New York, New York 10281-1010

www.brookfieldim.com

Please direct your inquiries to:

Investor Relations

Phone: 1-800-497-3746

E-mail: funds@brookfield.com

Transfer Agent

Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Fund’s transfer agent:

Computershare Shareholder Services, Inc.

250 Royall Street

Canton, Massachusetts 02021

1-800-426-5523

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, Pennsylvania 19103

Legal Counsel

Paul, Hastings, Janofsky and Walker LLP

75 East 55th Street

New York, New York 10022

Fund Accounting Agent

U.S. Bancorp Fund Services, LLC

777 E. Wisconsin Avenue

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association

1555 N. RiverCenter Dr., Suite #302

Milwaukee, WI 53212

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-800-497-3746, or go to SEC’s website at www.sec.gov.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (800) 497-3746 or by writing to Secretary, Helios High Yield Fund, Three World Financial Center, 200 Vesey Street, 10th Floor, New York, NY 10281-1010.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that five members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Robert F. Birch, Rodman L. Drake, Diana H. Hamilton, Stuart A. McFarland and Louis P. Salvatore. Messrs. Birch, Drake, McFarland and Salvatore and Ms. Hamilton are each independent.

Item 4. Principal Accountant Fees and Services.

Audit Fees

For the fiscal year ended June 30, 2010, BBD, LLP (“BBD”) billed the Registrant aggregate fees of $34,000 and for the fiscal year ended June 30, 2009, PricewaterhouseCoopers LLP (“PwC”) billed the Registrant aggregate fees of $25,584. Each bill is for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to stockholders.

Tax Fees

For the fiscal year ended June 30, 2010 BBD billed the Registrant aggregate fees of $3,500 and for the fiscal year ended June 30, 2009, PwC billed the Registrant aggregate fees of $3,100, each bill is for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

Audit-Related Fees

For the fiscal year ended June 30, 2010, there were no Audit-related fees.

For the fiscal year ended June 30, 2009, PwC billed the Registrant $2,361 for Audit-Related fees.

All Other Fees

For the fiscal years ended June 30, 2010 and June 30, 2009, there were no Other Fees.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Robert F. Birch, Rodman L. Drake, Diana H. Hamilton, Stuart A. McFarland and Louis P. Salvatore.

Item 6. Schedule of Investments.

Please see Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

BROOKFIELD INVESTMENT MANAGEMENT INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

ADOPTED BY HELIOS HIGH YIELD FUND

NOVEMBER 2009

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A. Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”) provided in Appendix I attached hereto.

B. Administration and Voting of Portfolio Proxies

1. Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests its Clients.

2. Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3. Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

•

BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

•	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or

•	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

•

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

•

If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4. Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C. Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Helios Funds”) describing:

•

any issues arising under these Policies and Procedures since the last report to the Helios Funds’ Boards of Directors and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•

any proxy votes taken by BIM on behalf of the Helios Funds since the last report to the Helios Funds’ Boards of Directors that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors of the Helios Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	records of written client requests for proxy voting information and any written responses of BIM to such requests; and

•	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D. Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Helios Funds for review and approval.

E. Proxy Voting Guidelines

Guidelines are attached as available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Dana E. Erikson, CFA — Mr. Erikson is the portfolio manager for the Registrant and is supported by a team of investment professionals. Mr. Erikson has over 20 years of investment experience in the high yield business, including management of multiple closed-end high yield and multi-sector funds. Mr. Erikson, who joined Brookfield Investment Management Inc. (the “Adviser”) in 2006, leads a team of five investment professionals focusing on high yield assets, including bank debt, corporate high yield, equities, private placements and distressed debt. Prior to joining the Adviser, Mr. Erikson was with Evergreen Investments or one of its predecessor firms since 1996 where he was a senior portfolio manager and the Head of the High Yield team. Prior to serving as Head of the High Yield team, Mr. Erikson was Head of High Yield Research. Prior to Evergreen Investments, Mr. Erikson was an Associate Portfolio Manager for Prospect Street Investment Management Company. Additionally, he was an Analyst with the Kellett Group and a Research Assistant with Robert R. Nathan Associates.

Management of Other Accounts

Mr. Erikson manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Mr. Erikson as of July 31, 2010 and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	1	4

Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0

Assets Managed	$318 million	$66 million	$133 million

Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as July 31, 2010.

Dollar Range of Securities Owned
Dana E. Erikson	$0 - $10,000

Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Registrants have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Registrant’s portfolio manager is compensated by the Adviser. The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its indirect parent. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b) As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) None.

     (2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

     (3) None.

(b) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HELIOS HIGH YIELD FUND

By:	/S/ KIM G. REDDING
Kim G. Redding Principal Executive Officer

Date: September 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ KIM G. REDDING
Kim G. Redding Principal Executive Officer

Date: September 2, 2010

By:	/S/ STEVEN M. PIRES
Steven M. Pires Treasurer and Principal Financial Officer

Date: September 2, 2010